ENERPAC TOOL GROUP CORP. 2010 EMPLOYEE STOCK PURCHASE PLAN (As Amended and Restated effective December 1, 2023) 1. Purpose. Enerpac Tool Group Corp. (formerly known as Actuant Corporation), a Wisconsin corporation (the “Company”), hereby adopts this 2010 Employee Stock Purchase Plan (as amended and restated from time to time, the “Plan”). The Plan constitutes a complete amendment, restatement and continuation of the Actuant Corporation 2010 Employee Stock Purchase Plan, which was adopted by the Company’s Board of Directors (the “Board of the Directors”) on October 9, 2009, was subsequently approved by the Company’s stockholders on January 12, 2010. This amended and restated Plan incorporates certain amendments previously adopted by the Board of Directors, as well as includes certain additional changes related to the eligibility of Plan participants, the length of Offering Periods under the Plan and the Purchase Price of Class A Common Shares (as such terms are hereinafter defined), which such changes automatically took effect upon adoption by the Board of Directors. The purpose of the Plan is to provide an opportunity for the employees of the Company and any designated subsidiaries to purchase shares of the Company’s Class A common stock (“Class A Common Shares”) at a discount through voluntary automatic payroll deductions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s shareholders. 2. Shares Subject to Plan. An aggregate of 400,000 Class A Common Shares (the “Shares”) may be sold pursuant to the Plan. Such Shares may be authorized but unissued Class A Common Shares, treasury shares or Class A Common Shares purchased in the open market. 3. Administration. The Plan shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board of Directors, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his or her bad faith, gross negligence or fraud, for any act or failure to act by the member or employee. 4. Eligibility. Only employees of the Company, and each qualified subsidiary of the Company that may be so designated by the Committee, shall be eligible to participate in the Plan, other than (except as otherwise provided in any Supplement to the Plan): (a) employees whose customary employment is 20 hours or less per week; and (b) employees whose customary employment is for not more than 5 months per year. Exhibit 10.5

2 The Committee may authorize some or all of the employees described in subparagraphs (a) and (b) above to participate in the Plan to the extent permitted under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations. Furthermore, the purchase of Shares by persons subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) shall comply with the applicable provisions of Rule 16b-3. In the cases of any such persons, this Plan and Shares issued to such persons shall be deemed to contain such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions on behalf of such persons. For purposes of this Plan, the term “employee” means any individual in an employee- employer relationship with the Company or a qualified subsidiary of the Company. The term “qualified subsidiary” means any corporation or other entity in which a fifty percent (50%) or greater interest is, at the time, directly or indirectly owned by the Company or by one or more subsidiaries and one or more subsidiaries which is designated for participation by the Committee. 5. Participation. An eligible employee may elect to participate in the Plan as of any “Enrollment Date.” Enrollment Dates shall occur on the first day of an Offering Period (as defined in paragraph 8); provided, however, that an otherwise eligible employee may not make an election to participate, or otherwise modify or terminate participation, in the Plan while such employee is in possession of material nonpublic information or otherwise subject to a trading blackout. Any such election shall be made by completing and forwarding an enrollment and payroll deduction authorization form (or by any other method determined by the Committee, including via electronic transmission) to the Human Resources Department in accordance with rules established by the Committee prior to such Enrollment Date, authorizing payroll deductions in such amount as the employee may request but in no event less than the minimum nor more than the maximum amount as the Committee shall determine. A participating employee may increase or decrease payroll deductions as of any subsequent Enrollment Date by completing and forwarding a revised payroll deduction authorization form (or by any other method determined by the Committee, including via electronic transmission) to the Human Resources Department in accordance with rules established by the Committee; provided, that changes in payroll deductions shall not be permitted to the extent that they would result in total payroll deductions below the minimum or above the maximum amount specified by the Committee. An eligible employee may not initiate, increase or decrease payroll deductions as of any date other than an Enrollment Date, except by withdrawing from the Plan as provided in paragraph 7. 6. Payroll Deduction Accounts. The Company shall establish a “Payroll Deduction Account” for each participating employee, and shall credit all payroll deductions made on behalf of each employee pursuant to paragraph 5 to his or her Payroll Deduction Account. No interest shall be credited to any Payroll Deduction Account. 7. Withdrawals. An employee may withdraw from an Offering Period at any time by completing and forwarding a written notice (or by any other method determined by the Committee, including via electronic transmission) to the Human Resources Department in accordance with rules established by the Committee. Upon receipt of such notice, payroll deductions on behalf of the employee shall be discontinued commencing with the immediately following payroll period. Amounts credited to the Payroll Deduction Account of any employee who withdraws shall remain in the account and be used to purchase Shares in accordance with paragraph 9 hereof, subject to the limitations in paragraph 8 hereof.

3 8. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first day of each quarter, or on such other date as the Committee shall determine, and continuing thereafter to the last day of the respective quarter (or such applicable period chosen by the Committee) or until terminated in accordance with paragraph 17 hereof. For purposes of this Plan, the term “quarter” refers to any consecutive three- month period chosen by the Committee for purposes of establishing an Offering Period. The Committee shall have the power to change the commencement date and duration of Offering Periods (including the commencement dates thereof) with respect to future offerings, but in no event shall the Share Purchase Date (as defined below) be more than 27 months following the first day of the Offering Period. The trading day or days designated by the Committee following the end of each Offering Period prior to the termination of the Plan shall constitute the purchase dates (the “Share Purchase Dates”) on which each employee for whom a Payroll Deduction Account has been maintained shall purchase the number of Shares determined under paragraph 9(a). “Trading day” shall mean a day on which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Company shall not permit the exercise of any right to purchase Shares: (a) to an employee who, immediately after the right is granted, would own shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary; or (b) which would permit an employee’s rights to purchase shares under this Plan, or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, to accrue at a rate in excess of $25,000 of the fair market value of such shares (determined at the time such rights are granted) for each calendar year in which the right is outstanding at any time. For purposes of subparagraph (a), the provisions of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and the shares which an employee may purchase under outstanding rights or options shall be treated as shares owned by the employee. 9. Purchase of Shares. (a) Subject to the limitations set forth in paragraphs 7 and 8, each employee participating in an offering shall have the right to purchase as many full and fractional Shares (to 3 decimal places) as may be purchased with the amounts credited to his or her Payroll Deduction Account as of the last day of the Offering Period immediately preceding the applicable Share Purchase Date (or such other date as the Committee shall determine) (the “Cutoff Date”), but in no event shall the employee purchase more than 600 shares on such Share Purchase Date. Employees may purchase Shares only through payroll deductions, and cash contributions shall not be permitted. (b) The “Purchase Price” for Shares purchased under the Plan shall not be less than the lesser of an amount equal to 85% of the closing price of Class A Common Shares (i) at the beginning of the Offering Period or (ii) on the Share Purchase Date. The Purchase Price shall be determined from time to time by the Committee. For these purposes, the

4 closing price shall be as reported on the New York Stock Exchange Composite Transactions list as reported in the Wall Street Journal, Midwest Edition. (c) On each Share Purchase Date, the amount credited to each participating employee’s Payroll Deduction Account as of the immediately preceding Cutoff Date shall be applied to purchase as many full and fractional Shares (to 3 decimal places) as may be purchased with such amount at the applicable Purchase Price. Any amount remaining in an employee’s Payroll Deduction Account as of the relevant Share Purchase Date in excess of the amount that may properly be applied to the purchase of Shares as a result of the application of the limitations set forth in paragraph 8 hereof shall be refunded to the employee as soon as practicable. 10. Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each participating employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each participating employee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased by an employee pursuant to the Plan shall be held in the employee’s brokerage or Plan share account (“Plan Share Account”) in his or her name or in the employee’s name jointly with a member of the employee’s family or other beneficiary, with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may request that such Shares be held in his or her name as tenant in common with a member of the employee’s family or other beneficiary, without right of survivorship. Brokerage expenses relating to the sale of Shares from the participating employee’s Plan Share Account shall be the sole responsibility of the employee. 11. Rights as Shareholder. An employee shall have no rights as a shareholder with respect to Shares subject to any rights granted under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date. 12. Certificates. Certificates for Shares purchased under the Plan will not be issued automatically. However, certificates for whole Shares purchased shall be issued as soon as practicable following an employee’s written request. The Company may make a reasonable charge for the issuance of such certificates. Fractional interests in Shares shall be carried forward in an employee’s Plan Share Account until they equal one whole Share or until the termination of the employee’s participation in the Plan, in which event an amount in cash equal to the value of such fractional interest shall be paid to the employee in cash. 13. Termination of Employment. If a participating employee’s employment is terminated for any reason, including death, or if an employee otherwise ceases to be eligible to participate in the Plan, payroll deductions on behalf of the employee shall be discontinued and any amounts then credited to the employee’s Payroll Deduction Account shall be distributed to the employee (or the employee’s beneficiary) as soon as practicable. 14. Rights Not Transferable. Rights granted under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during an employee’s lifetime only by the employee.

5 15. Employment Rights. Neither participation in the Plan, nor the exercise of any right granted under the Plan, shall be made a condition of employment or of continued employment with the Company or any subsidiary. Participation in the Plan does not limit the right of the Company or any subsidiary to terminate a participating employee’s employment at any time or give any right to an employee to remain employed by the Company or any subsidiary in any particular position or at any particular rate of remuneration. 16. Application of Funds. All funds received by the Company for Shares sold by the Company on any Share Purchase Date pursuant to this Plan may be used for any corporate purpose. 17. Amendments and Termination. The Board of Directors may amend the Plan at any time, provided that no such amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of shareholders holding Class A Common Shares entitled to a majority of the votes represented by all outstanding Class A Common Shares entitled to vote if such shareholder approval is required for the Plan to continue to comply with the requirements of Section 423 of the Code and other applicable regulatory rules. Notwithstanding the foregoing, the Committee, or an officer or officers of the Company designated by the Company or the Committee, may amend the Plan from time to time to reflect the extension of the Plan to groups of employees described in subparagraphs (a) through (b) of paragraph 4 above who have been authorized by the Committee in accordance with such paragraph to participate in the Plan. The Board of Directors may suspend the Plan or discontinue the Plan at any time. Upon termination of the Plan, all payroll deductions shall cease and all amounts then credited to the participating employees’ Payroll Deduction Accounts shall be equitably applied to the purchase of full and fractional Shares (to 3 decimal places) then available for sale, and any remaining amounts shall be promptly refunded to the participating employees. 18. Applicable Laws. This Plan, and all rights granted hereunder, are intended to meet the requirements of an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and applicable regulations, as amended from time to time, and the Plan shall be construed and interpreted to accomplish this intent. Sales of Shares under the Plan are subject to, and shall be accomplished only in accordance with, the requirements of all applicable securities and other laws, including, without limitation, the Securities Act of 1933, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed. The laws of the United States shall be controlling in all matters relating to the Plan. To the extent not superseded by the laws of the United States, the laws of Wisconsin shall be controlling in all matters relating to the Plan. All actions arising under or relating to this Plan shall be brought in the United States District Court for the Eastern District of Wisconsin. 19. Expenses. Except to the extent provided in paragraph 12, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares for sale to participating employees, shall be borne by the Company and its subsidiaries. 20. Shareholder Approval. The Plan was originally adopted by the Board of Directors on October 9, 2009, subject to shareholder approval. The Plan and any action taken hereunder shall be null and void if shareholder approval is not obtained within the 12 months before or after

6 the date the Board of Directors adopts this Plan. Shareholder approval of the Plan was obtained on January 12, 2010. 21. Dividends. Any cash dividends paid with respect to Shares credited to a participating employee’s Plan Share Account shall be automatically reinvested in additional Shares and held in the participating employee’s Plan Share Account, unless the participating employee elects to have such dividends immediately paid to the participating employee in cash in accordance with such rules and procedures as the Company’s Human Resources Department may establish. Shares purchased through reinvestment of dividends in accordance with this paragraph 21 shall be purchased at the prevailing market price in accordance with such rules and procedures as the Committee may establish; no discount shall be available for Shares purchased through reinvestment of dividends. Any rights to purchase additional Shares issued with respect to Shares credited to a participating employee’s Plan Share Account shall be sold for cash at the prevailing market price in accordance with such rules and procedures as the Committee may establish, and the proceeds shall be automatically reinvested in additional Shares and held in the participating employee’s Plan Share Account.

A-1 SUPPLEMENT A Provisions Relating to the Application of the Enerpac Tool Group Corp. 2010 Employee Stock Purchase Plan (as Amended and Restated effective December 1, 2023) to Employees in the Netherlands 1. Purpose. Pursuant to paragraph 4 of the Plan, the Committee may authorize certain employees described in subparagraphs 4(a)-(b) of the Plan to participate in the Plan. The purpose of this Supplement A is to extend participation in the Plan to employees of the Company described in paragraph 3 below. The provisions of this Supplement A apply only to such employees and shall supersede the provisions of the Plan (except such Plan provisions as impose conditions or limitations required by the applicable laws described in paragraph 18) to the extent necessary to eliminate any inconsistency between the Plan and this Supplement A and to comply with Netherlands laws and regulatory requirements. Each offering made under this Supplement A shall constitute a “separate offering” for purposes of Section 423 of the Code and applicable regulations. Terms used in this Supplement A shall, unless defined in this Supplement A or otherwise noted, have the meanings given to those terms elsewhere in the Plan. 2. Eligibility. Employees who work in the Netherlands for a qualified subsidiary based in the Netherlands, and who otherwise satisfy the requirements of paragraph 4 of the Plan (the “Netherlands Employees”) shall become participating employees in the Plan. In addition, notwithstanding subparagraphs 4(a) and (b) of the Plan, part-time Netherlands Employees and temporary Netherlands Employees shall be eligible to participate in the Plan in accordance with the previous sentence. 3. Participation. Notwithstanding paragraph 5 of the Plan, Netherlands Employees may elect to participate in the Plan as of any Enrollment Date or the date on which the Netherlands Employees satisfy the eligibility requirements of paragraph 3 above. 4. Privacy. The transmission of any personal information that results from the Netherlands Employees’ participation in the Plan shall conform to all applicable data privacy rules. A copy of the applicable privacy notice can be obtained from the Privacy Policy. 5. Purchase of Shares. For purposes of purchasing Shares in accordance with paragraphs 9 and 10 of the Plan, the Treasury Department of the Company, or its designee in the Netherlands, shall set the foreign exchange rate used to convert a Netherlands Employee’s payroll deductions from Euro to United States (US) dollars before such payroll deductions are credited to the Netherlands Employee’s Payroll Deduction Account. However, the securities brokerage firm or other entity responsible for administering the Netherlands Employees’ Plan Share Accounts shall set the foreign exchange rate used for purposes of the sale or distribution of Shares and dividends pursuant to paragraphs 13 and 21, respectively. 6. Dividends and Withholding. Notwithstanding paragraph 21 or any other provision of the Plan to the contrary, dividends are treated as US source income to Netherlands

A-2 Employees. To the extent required, the Company will deduct the appropriate US withholding tax from any dividend payment. Netherlands Employees will receive annual statements of taxes withheld by the Company through the securities brokerage firm or other entity responsible for administering the Netherlands Employees’ Plan Share Accounts. Local tax legislation may allow full or partial tax credit for the US withholding tax. Amounts may be withheld from Netherlands Employees’ remuneration from the Company or from any proceeds from the sale of Shares under this Plan to the extent necessary to comply with any country’s withholding requirements. 7. Committee’s Actions. The Committee shall take such actions as it deems necessary or desirable to provide for the participation of Netherlands Employees in the Plan as described in this Supplement A.

B-1 SUPPLEMENT B Provisions Relating to the Application of the Enerpac Tool Group Corp. 2010 Employee Stock Purchase Plan (as Amended and Restated effective December 1, 2023) to Employees in Germany 1. Purpose. Pursuant to paragraph 4 of the Plan, the Committee may authorize certain employees described in subparagraphs 4(a)-(b) of the Plan to participate in the Plan. The purpose of this Supplement B is to extend participation in the Plan to employees of the Company described in paragraph 3 below. The provisions of this Supplement B apply only to such employees and shall supersede the provisions of the Plan (except such Plan provisions as impose conditions or limitations required by the applicable laws described in paragraph 18) to the extent necessary to eliminate any inconsistency between the Plan and this Supplement B. The Plan as it applies to Employees who work for the Company in Germany shall be subject to United States (US) law only, to the extent not required to comply with German laws and regulatory requirements, and any disputes or claims arising out of the Plan shall be within the sole jurisdiction of the applicable US court. Terms used in this Supplement B shall, unless defined in this Supplement B or otherwise noted, have the meanings given to those terms elsewhere in the Plan. 2. Eligibility. In addition, notwithstanding subparagraphs 4(a) and (b) of the Plan, part-time German Employees and temporary German Employees (i.e., German Employees on a fixed-term employment contract) shall be eligible to participate in the Plan in accordance with the previous sentence. 3. Participation. Notwithstanding paragraph 5 of the Plan, German Eligible Employees may elect to participate in the Plan as of any Enrollment Date or the date on which the German Eligible Employees satisfy the eligibility requirements of paragraph 3 above. German Eligible Employees are responsible for obtaining legal and tax advice before participation in the Plan, in particular by participating in the Plan, German Eligible Employees acknowledge and declare that they have not been advised by the Company, the local employer of the German Eligible Employees or the Board of the Directors, its employees or consultants with respect to the Plan and the legal and tax aspects involved. 4. Privacy. The transmission of any personal information that results from the German Eligible Employees’ participation in the Plan shall conform to all applicable data privacy rules. A copy of the applicable privacy notice can be obtained from the Privacy Policy. 5. Purchase of Shares. For purposes of purchasing Shares in accordance with paragraphs 9 and 10 of the Plan, the Treasury Department of the Company, or its designee in Germany, shall set the foreign exchange rate used to convert a German Eligible Employee’s payroll deductions from Euro to US dollars before such payroll deductions are credited to the German Eligible Employee’s Payroll Deduction Account. However, the securities brokerage firm or other entity responsible for administering the German Eligible Employees’ Plan Share Accounts shall set the foreign exchange rate used for purposes of

B-2 the sale or distribution of Shares and dividends pursuant to paragraphs 13 and 21, respectively. 6. Dividends and Withholding. Notwithstanding paragraph 21 or any other provision of the Plan to the contrary, dividends are treated as US source income to German Eligible Employees. To the extent required, the Company will deduct the appropriate US withholding tax from any dividend payment. German Eligible Employees will receive annual statements of taxes withheld by the Company through the securities brokerage firm or other entity responsible for administering the German Eligible Employees’ Plan Share Accounts. Local tax legislation may allow full or partial tax credit for the US withholding tax. Amounts may be withheld by the Company and/or the local employer of the German Eligible Employees (a) from German Eligible Employees’ remuneration from the Company and/or the local employer of the German Eligible Employees or (b) from any proceeds from the sale of Shares under this Plan to the extent necessary to comply with any country’s withholding requirements (including, but not limited to, wage taxes (Lohnsteuer), solidarity surcharges (Solidaritätszuschläge), church taxes (Kirchensteuer) and social security contributions (Sozialversicherungsabgaben). The Company and the local employer of the German Eligible Employees make no promises or warranties regarding the existence or non-existence of any liability regarding taxes. The Company and the local employer of the German Eligible Employees shall be entitled to pay taxes and social security contributions which are to be withheld and remitted by the Company and/or the local employer of the German Eligible Employees to the competent tax authority, the social security collection office or any other competent authority according to applicable law. 7. Committee’s Actions. The Committee shall take such actions as it deems necessary or desirable to provide for the participation of German Eligible Employees in the Plan as described in this Supplement B.

C-1 SUPPLEMENT C Provisions Relating to the Application of the Enerpac Tool Group Corp. 2010 Employee Stock Purchase Plan (as Amended and Restated effective December 1, 2023) to Employees in the United Kingdom of Great Britain 1. Purpose. Pursuant to paragraph 4 of the Plan, the Committee may authorize certain employees described in subparagraphs 4(a)-(b) of the Plan to participate in the Plan. The purpose of this Supplement C is to extend participation in the Plan to employees of the Company described in paragraph 3 below. The provisions of this Supplement C apply only to such employees and shall supersede the provisions of the Plan (except such Plan provisions as impose conditions or limitations required by the applicable laws described in paragraph 18) to the extent necessary to eliminate any inconsistency between the Plan and this Supplement C and to comply with English law and regulatory requirements. Each offering made under this Supplement C shall constitute a “separate offering” for purposes of Section 423 of the Code and applicable regulations. Terms used in this Supplement C shall, unless defined in this Supplement C or otherwise noted, have the meanings given to those terms elsewhere in the Plan. 2. Eligibility. Employees who work in the United Kingdom of Great Britain and Northern Ireland (“UK”) for a subsidiary based in the UK, and who otherwise satisfy the requirements of paragraph 4 of the Plan (the “UK Employees”), shall become participating employees in the Plan. In addition, notwithstanding subparagraphs 4(a) and (b) of the Plan, part-time UK Employees and temporary UK Employees shall be eligible to participate in the Plan in accordance with the previous sentence. 3. Participation. Notwithstanding paragraph 5 of the Plan, UK Employees may elect to participate in the Plan as of any Enrollment Date on or after the date on which the UK Employees satisfy the eligibility requirements of paragraph 3 above. 4. Privacy. The transmission of any personal information that results from the UK Employees’ participation in the Plan shall conform to all applicable data privacy rules. A copy of the applicable privacy notice can be obtained from the Privacy Policy. 5. Purchase of Shares. For purposes of purchasing Shares in accordance with paragraphs 9 and 10 of the Plan, the Treasury Department of the Company, or its designee in the UK, shall set the foreign exchange rate used to convert a UK Employee’s payroll deductions from Pounds Sterling to United States (“US”) dollars before such payroll deductions are credited to the UK Employee’s Payroll Deduction Account. However, the securities brokerage firm or other entity responsible for administering the UK Employees’ Plan Share Accounts shall set the foreign exchange rate used for purposes of the sale or distribution of Shares and dividends pursuant to paragraphs 13 and 21, respectively. 6. Dividends and Withholding. Notwithstanding paragraph 21 or any other provision of the Plan to the contrary, dividends are treated as US source income to UK Employees. The Company will deduct the appropriate US withholding tax from any dividend payment.

C-2 UK Employees will receive annual statements of taxes withheld by the Company through the securities brokerage firm or other entity responsible for administering the UK Employees’ Plan Share Accounts. Local tax legislation may allow full or partial tax credit for the US withholding tax. Amounts may be withheld from UK Employees’ remuneration from the Company or from any proceeds from the sale of Shares under this Plan to the extent necessary to comply with any country’s withholding requirements. 7. Committee’s Actions. The Committee shall take such actions as it deems necessary or desirable to provide for the participation of UK Employees in the Plan as described in this Supplement C.